Creating the Premier Pacific Northwest Community Banking Franchise Investor Presentation September 26, 2012 Exhibit 99.2

Cautionary Note:  Forward Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Actual results may differ materially from those currently expected or projected in these forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and we assume no obligation to update these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements. For risks relating to these forward-looking statements and factors that could cause actual results to differ materially from those anticipated, please review
Columbia’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (including the “Risk
Factors”, “Business” and “Management’s Discussion and Analysis” sections therein) and other filings with the
Securities and Exchange Commission.
Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and West Coast, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of West Coast prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and West Coast operates; (iv) the ability to promptly and effectively integrate the businesses of Columbia and West Coast; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on merger-related issues.
Annualized, pro forma, projected and estimated numbers and percentages are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Creates the Premier Pacific Northwest Community Banking Franchise
#1 community bank in Washington and Oregon
(1)
Significantly increases Oregon deposit market share; especially within the Portland MSA
Enhances Washington deposit market share; adds significantly to presence in the Olympia MSA
Adds over 50 branches primarily along the I-5 corridor from
Seattle to Eugene
Effective use of capital, enhancing both profitability and shareholder value
Culturally compatible banks with similar strong core deposit bases
Enhances breadth of banking products for all customers and
augments fee income generation
Transaction Highlights
Transaction
Rationale
Attractive
Financial
Returns
20% of 2013e EPS accretion
33% of 2014e EPS accretion
> 15% IRR
(1) Based on 6/30/2011 deposit market share data per FDIC S.O.D.

Transaction Value (1) $505.9 million
Price per Share (1) $23.10  / 14.5% premium to WCBO closing price (2)
Consideration Mix 48% stock / 52% cash (1)
12,809,525 in fixed shares of COLB
$264.5 million in cash
Board Seat One current independent member from WCBO
Due Diligence Completed; including an extensive loan review
Termination Fee $20.0 million for superior offer
Walk-Aways Double trigger: COLB stock declining 17.5% relative to the KBW Regional Banking Index
Required Approval Customary regulatory and shareholder approvals
Targeted Closing Within 6 months
Transaction Overview
(1)
Based on COLB’s stock price as of 9/25/2012 and WCBO’s fully diluted share count of 21.9 million.  Transaction value, price per share, and consideration mix % will change based on the fluctuation in COLB’s stock price.  Please see Appendix.
(2) Based on WCBO’s stock price as of 9/25/2012.

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2

1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2

NPAs / Loans & REO (%) - left axis
NCOs / Avg Loans (%) - right axis
Core ROAA (%)(4)
Overview of West Coast Bancorp (1)
(NASDAQ: WCBO)
Overview Balance Sheet & Capital
Asset Quality
Performance (2Q 2012)
Headquarters: Lake Oswego, OR
Established (BHC / Bank): 1982 / 1925
Assets ($Millions): $2,408
Deposits ($Millions): $1,877
Gross Loans ($Millions): $1,496
Loans / Deposits: 79.7%
Securities / Assets: 30.0%
DDAs / Deposits (2) : 33.2%
TCE / TA (3) : 13.62%
Tier 1 Leverage Ratio: 15.55%
NPAs / Assets: 3.05%
NPAs / (Loans + OREO):
Reserves / Loans: 2.22%
NCOs / Avg. Loans: 0.07%
ROAA: 1.01%
ROAE: 7.50%
Net Interest Margin: 3.93%
Noninterest Income / Avg. Assets: 1.42%
Cost of Deposits: 0.09%
Efficiency Ratio: 70.9%
Reduction of NPAs
Profitability Improvement
(1) U.S. GAAP financial data as of and for the quarter ended 6/30/2012.
(2) Calculated using average balances per WCBO’s 2 quarter earnings release.
(3) Assumes the conversion of preferred shares into common.
(4) Core ROAA in 2011 Q3 and 2011 Q4 was normalized for FHLB prepayment penalties, DTA reversals, and branch closures.  All periods were taxed at a 35% rate.
Note: NPAs include performing TDRs.
Source: WCBO Filings and SNL Financial.
nd
4.82%

WASHINGTON
Seattle
Tacoma

OREGON
Portland
Vancouver
Salem
Woodburn

WASHINGTON
OREGON
UNITED STATES
Spokane
Eugene
Bellingham

Columbia Banking System Inc.

WEST COAST BANCORP

Largest Community Bank in the Pacific Northwest
WCBO (58 branches) COLB (101 branches)
(1) Pro forma excludes purchase accounting marks.
Source:  Company Filings, SNL Financial and Microsoft MapPoint.
Puget Sound
Portland
COLB WCBO Pro Forma
(1)
($Millions) ($Millions) ($Millions)
Assets: 4,789 2,408 7,198
Gross Loans: 2,934 1,496 4,430
Deposits: 3,831 1,877 5,708

Deposit Franchise Expansion
Elevates COLB to #1 ranked community bank
(1)
in Oregon and solidifies COLB’s already strong position in
Washington
Washington State Oregon State
2011
Rank Institution (ST) Branches
2011
Deposits
($000s)
2011
Market
Share
(%)
1 Bank of America Corp. (NC) 221 23,755,153 21.74
2 Wells Fargo & Co. (CA) 156 11,354,756 10.39
3 U.S. Bancorp (MN) 188 10,632,752 9.73
4 JPMorgan Chase & Co. (NY) 209 9,461,001 8.66
5 KeyCorp (OH) 167 8,130,850 7.44
6 Washington Federal Inc. (WA) 66 4,382,831 4.01
7 Sterling Financial Corp. (WA) 87 3,896,409 3.57
Pro Forma Company 89 3,713,705 3.40
8 Columbia Banking System Inc. (WA) 77 3,360,889 3.08
9 W.T.B. Financial Corp. (WA) 26 2,735,229 2.50
10 Banner Corp. (WA) 67 2,713,231 2.48
11 Mitsubishi UFJ Finl Grp Inc 45 2,102,838 1.92
12 Washington Banking Co. (WA) 30 1,487,923 1.36
13 HomeStreet Inc. (WA) 16 1,411,823 1.29
14 Yakima FS&LA (WA) 10 1,348,792 1.23
15 SKBHC Holdings LLC (WA) 42 1,249,545 1.14
16 Heritage Financial Corp. (WA) 32 1,111,957 1.02
17 Peoples Bancorp (WA) 23 1,069,851 0.98
18 Opus Bank (CA) 23 1,057,712 0.97
19 Umpqua Holdings Corp. (OR) 33 1,047,344 0.96
20 Cashmere Valley Financial Corp (WA) 11 1,010,282 0.92
34 West Coast Bancorp (OR) 12 352,816 0.32
Other institutions in market (77) 341 15,588,235 14.29
Total For Institutions In Market 1,882 109,262,219 100.00
2011
Rank Institution (ST) Branches
2011
Deposits
($000s)
2011
Market
Share
(%)
1 U.S. Bancorp (MN) 196 10,875,875 19.08
2 Bank of America Corp. (NC) 83 9,315,139 16.34
3 Wells Fargo & Co. (CA) 125 8,826,005 15.48
4 Umpqua Holdings Corp. (OR) 78 4,653,693 8.16
5 JPMorgan Chase & Co. (NY) 115 4,083,463 7.16
6 KeyCorp (OH) 79 3,348,734 5.88
Pro Forma Company 74 2,325,902 4.08
7 Washington Federal Inc. (WA) 52 2,055,779 3.61
8 Sterling Financial Corp. (WA) 66 1,802,392 3.16
9 West Coast Bancorp (OR) 48 1,588,541 2.79
10 BNP Paribas 31 1,080,989 1.90
11 Cascade Bancorp (OR) 19 852,792 1.50
12 Pacific Continental Corp. (OR) 11 773,262 1.36
13 Columbia Banking System Inc. (WA) 26 737,361 1.29
14 Home Federal Bancorp (ID) 17 609,101 1.07
15 Banner Corp. (WA) 16 591,518 1.04
16 PremierWest Bancorp (OR) 17 508,526 0.89
17 Citizens Bancorp (OR) 14 340,504 0.60
18 Evergreen FS&LA (OR) 6 304,065 0.53
19 Community Bancshares Inc. (OR) 12 296,450 0.52
20 Mitsubishi UFJ Finl Grp Inc 3 287,388 0.50
Other institutions in market (37) 107 4,065,813 7.13
Total For Institutions In Market 1,121 56,997,390 100.00
(1) Based on 6/30/2011 deposit market share data per FDIC S.O.D.
Source: Most recent available FDIC S.O.D. as of 6/30/2011.

Conservative Cost Savings
Cost savings of ~25% of West Coast’s noninterest expense
8-10 branch consolidations assumed
Expense Items
Approximate Value
in Millions
Compensation & benefits $10.6
Occupancy & equipment $4.0
Marketing & promotion $0.4
Professional fees $1.3
Technology & communications $1.2
Other $3.4
TOTAL $20.9
Source: COLB management team.

≥

Columbia Banking System Inc.

WEST COAST BANCORP

Credit Due Diligence and Fair Value Marks
Estimated credit mark of $73.5 million or ~5.0% of loans
Comprehensive credit review covering ~65% of loans and 100% of OREO
Analyzed credit files, underwriting methodology, and policy and portfolio management processes
Reviewed approximately 650 loans and 100% of OREO properties
Estimated OREO markdown of $5.0 million
Estimated Investment Securities markdown of $3.0 million
Estimated Core Deposit Intangible equaling 1.0% of West Coast’s core deposits
(1)
Summary of Other Estimated Fair Value Adjustments
(1) Core deposits equal all deposits less CDs $100k.
Source: Company management and 3rd party loan review.

Installment and other consumer, 7.1%
Commercial real estate, 42.3%
Commercial, 41.6%
Real estate mortgage, 4.1%
Real estate construction, 4.9%

Total Loans: $3,057,715

Installment and other consumer, 0.9%
Commercial, 19.6%
Real estate construction, 2.9%
Commercial real estate, 56.0%
Real estate mortgage, 20.7%

Total Loans: $1,495,797

Installment and other consumer, 5.0%
Commercial real estate, 46.8%
Commercial, 34.4%
Real estate construction, 4.3%
Real estate mortgage, 9.5%

Total Loans: $4,553,512

CDs ≥ $100K, 6.8%
CDs < $100K, 7.2%
Demand deposits, 30.3%
Savings + Money Market, 34.9%
Interest-bearing demand, 20.7%

Total Deposits: $3,830,648

Savings + Money Market, 38.1%
CDs < $100K, 5.3%
CDs ≥ $100K, 2.5%
Demand deposits, 34.6%
Interest-bearing demand, 19.6%

Total Deposits: $1,876,886

CDs ≥ $100K, 5.4%
CDs < $100K, 6.6%
Demand deposits, 31.7%
Savings + Money Market, 36.0%
Interest-bearing demand, 20.4%

Total Deposits: $5,707,534

Columbia Banking System Inc.

WEST COAST BANCORP

Pro Forma Loan & Deposit Composition (6/30/2012)
L
O
A
N
S
D
E
P
O
S
I
T
S
Notes: Includes HFI loans.  All figures in $ thousands.
Source: U.S. GAAP data per company filings.
COLB WCBO Pro Forma
COLB WCBO Pro Forma

Pro Forma Financial Impact

12 12
Consideration:
12,809,525 in fixed shares of COLB
$264.5 million in fixed cash
Earnings Estimates
(1)
:
2013e of $1.25 and 2014e of $1.32 for COLB
2013e of $1.17 and 2014e of $1.29 for WCBO
Cost Savings:
Approximately $21 million or 25%
Phased-in 50% in 2013 and 100% in 2014
Deal Related Expenses: Approximately $30 million, pre-tax
Assumed Credit Mark:
5.0% of WCBO's gross loans
(2)
Credit mark less LLR is accreted back into interest income
(3)
Revenue Enhancements: None assumed
Core Deposit Intangible:
1.0% of WCBO's core deposits
Amortized on a Sum of the Years Digits basis over 10 years
Targeted Closing: Within 6 months
(1) Mean Street Consensus Estimates from Thomson Financial, as of 9/25/2012.  WCBO’s 2014e is based on a 10% long-term growth rate.
(2) Company management per 3 party loan review.
(3) Accretion was recognized over a 5 year period with a 50% recapture rate.
Transaction Assumptions
rd

Columbia Banking System Inc.

WEST COAST BANCORP

Columbia Banking System Inc.
WEST COAST BANCORP

13 13
Pro Forma Financial Impact
Capital Ratios
2013e EPS Accretion
(1)
: 20%
2014e EPS Accretion
(2)
: 33%
IRR
(3)
: > 15%
Tangible Book Value Earnback Period
(4)
: ~7 years, using incremental earnings
COLB WCBO PRO FORMA
TCE / TA: 13.43% 12.74% 9.35%
Leverage Ratio: 12.88% 15.55% 9.31%
Tier 1 Common Ratio: 19.51% 16.37% 12.37%
Tier 1 Ratio: 19.51% 20.33% 13.43%
Total Risk-based Capital Ratio: 20.78% 21.50% 14.66%
(1)
Based on mean street consensus estimates of $1.25 / share for COLB and $1.17 / share for WCBO from Thomson Financial, as of 9/25/2012.
(2)
Based on mean street consensus estimates of $1.32 / share for COLB from Thomson Financial as of 9/25/2012 and $1.29 / share for WCBO, grown using the mean street long term earnings growth rate from Thomson Financial as of 9/25/2012 of 10% from 2013e EPS.
(3)
Forward projections based on mean street analyst Long Term Growth Rate of 10%.  Realized cost savings of 50% in 2013 and 100% in 2014, and grown at a 5% rate thereafter.
(4)
Incremental Tangible Book Value Earnback represents the number of years to eliminate tangible book value dilution at closing utilizing incremental earnings created in the merger including earnings from WCBO, cost savings and purchase accounting adjustments.
Note: Pro forma capital ratios are calculated as of 6/30/2012.
Source: SNL Financial and KBW IBD.

Attractive Investment Opportunity

Creates the Premier Pacific Northwest Community Banking Franchise
Culturally compatible banks with similar strong core deposit bases
Enhances breadth of banking products for all customers and
augments fee income generation
Attractive Investment Opportunity
Increases visibility in the Portland MSA and enhances presence in the Pacific Northwest
Pacific Northwest considered one of 5 U.S. “regions to watch” for brightest economic future.
(1)
Highly accretive to earnings with conservative cost save assumptions
Efficient Use of Capital with combined capital ratios in excess of well-
capitalized guidelines
Strong IRR of > 15%
(1) Source: “The U.S. Economy: Regions To Watch in 2012” per www.forbes.com, published on 1/4/2012.
Leading
Community
Bank in the
Pacific
Northwest
Financially
Attractive
Augments
Presence in
Key Markets

Appendix: Merger Consideration

Merger Consideration
Defined Terms in the Merger Agreement
Purchaser Total Total Per
Avg Closing Stock Cash Aggregate Share Exchange Cash Stock
Price Consideration Amount Consideration Consideration Ratio Percentage Percentage
$17.00 $217.8 $264.5 $482.2 $22.07 1.2982 54.8% 45.2%
$17.25 $221.0 $264.5 $485.4 $22.21 1.2875 54.5% 45.5%
$17.50 $224.2 $264.5 $488.6 $22.35 1.2771 54.1% 45.9%
$17.75 $227.4 $264.5 $491.8 $22.49 1.2669 53.8% 46.2%
$18.00 $230.6 $264.5 $495.0 $22.63 1.2571 53.4% 46.6%
$18.25 $233.8 $264.5 $498.2 $22.77 1.2475 53.1% 46.9%
$18.50 $237.0 $264.5 $501.4 $22.91 1.2382 52.7% 47.3%
$18.75 $240.2 $264.5 $504.6 $23.05 1.2291 52.4% 47.6%
As of 9/25/12 $18.85 $241.5 $264.5 $505.9 $23.10 1.2255 52.3% 47.7%
$19.00 $243.4 $264.5 $507.8 $23.18 1.2203 52.1% 47.9%
$19.25 $246.6 $264.5 $511.1 $23.32 1.2116 51.7% 48.3%
$19.50 $249.8 $264.5 $514.3 $23.46 1.2033 51.4% 48.6%
$19.75 $253.0 $264.5 $517.5 $23.60 1.1951 51.1% 48.9%
$20.00 $256.2 $264.5 $520.7 $23.74 1.1871 50.8% 49.2%
$20.25 $259.4 $264.5 $523.9 $23.88 1.1794 50.5% 49.5%
$20.50 $262.6 $264.5 $527.1 $24.02 1.1718 50.2% 49.8%
$20.75 $265.8 $264.5 $530.3 $24.16 1.1644 49.9% 50.1%
$21.00 $269.0 $264.5 $533.5 $24.30 1.1571 49.6% 50.4%

Additional Information
In connection with the proposed transaction, Columbia will file with the U.S. Securities and Exchange
Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement of
Columbia and West Coast and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and West Coast are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s
Website at http://www.sec.gov. Shareholders are urged to read the Joint Proxy Statement and the other relevant materials before voting on the transaction.
Investors will also be able to obtain these documents, free of charge, from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations” or from West Coast by accessing
West Coast’s website at www.wcb.com under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary,
1301 A Street, Suite 800, Tacoma, Washington 98402 or to West Coast Bancorp, 5335 Meadows Road, Suite
201, Lake Oswego, Oregon 97035.
Columbia and West Coast and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Columbia and West Coast in connection with the merger. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 22, 2012.  Information about the directors and executive officers of
West Coast and their ownership of West Coast common stock is set forth in the proxy statement for West
Coast’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2012.
Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Columbia Banking System

Columbia Banking System Inc.

You'll Notice the Difference.

1301 A Street
Tacoma, Washington 98402
Melanie J. Dressel
President & Chief Executive Officer
253-305-1911; mdressel@columbiabank.com
Clint E. Stein
EVP & Chief Financial Officer
253-593-8304; cstein@columbiabank.com